                                  UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 24, 2003

                                 ONCTHERA, INC.
                        (formerly known as CORSPAN INC.)
             (Exact name of registrant as specified in its charter)


           DELAWARE                              13-4047693
           --------                             ------------
     (State or other jurisdiction             (I.R.S. Employer
    of incorporation or organization)         Identification No.)

    151 South Ferry Quay
    Liverpool, Merseyside                        L3 4EW
    --------------------------------------       -------
    (Address of principal executive offices)    (Zip Code)


Registrant's telephone number          +44 (0) 151 707 7898
                                       --------------------

This Current Report on Form 8-K/A amends Item 7 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 18, 2003.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      EU Laboratories Limited. Financial Statements

               Balance Sheet as of March 1 , 2003
               Statements of Operations for the Period Ended March 1, 2003

(b)      Pro Forma Financial Information

               Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 1, 2003





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Date:     July 30, 2003                        Oncthera Inc.
       -------------------                     -------------------
                                               (Registrant)





                                               /s/ Ian Warwick
                                               ----------------------
                                               Ian Warwick
                                               President

                             EU LABORATORIES LIMITED
                                  BALANCE SHEET



                             28 February 2003  28 February 2002

ASSETS                               $             $

Current assets                             316               3
Accounts receivable                          0               0
Inventories                                  0               0
Prepaid expenses and other assets            0               0
                                    -----------    -----------
Total current assets                       316               3

Property and equipment - net                 0               0

Other assets, net                           -                -
                                    -----------    -----------
TOTAL ASSETS                               316               3
                                    ===========    ===========



LIABILITIES AND STOCKHOLDERS' DEFICIT



Current liabilities
Bank overdraft                               0               0
Short term debt                              0               0
Accounts payable                       187,024               0
Accrued liabilities                          0               0
Current maturities of obligations            0               0
under capital leases
                                    -----------    -----------
                                       187,024               0

OTHER LIABILITIES
Long term maturities of obligations
under capital leases                         0               0
Long term debt                               0               0
                                    -----------    -----------
                                             0               0



STOCKHOLDERS' EQUITY


Common stock, authorized 1,000
shares of $1.55 par value;
  Issued and outstanding 200               316               3
    shares
Additional paid-in capital                   0               0
Accumulated deficit                   (181,465)              0
Accumulated other comprehensive
   income                               (5,558)              0
                                   -----------     -----------
Total stockholders' deficit/surplus   (186,707)              3
                                   -----------     -----------
Total liabilities and stockholders'  (367,489)               2
deficit                            ===========     ===========



The accompanying accounting policies and notes form an integral part of these financial statements.

                             EU LABORATORIES LIMITED
                             STATEMENT OF OPERATIONS



                              Year           Year
                              ended          ended
                              February 28,   February 28,
                              2003           2002
                              $              $

Net sales                     0              0

Cost of goods sold            0              0

Gross profit                  0              0

Operating expenses:

General and administrative    114,378        0
expenses

Research and development      67,088         0

Loss from operations          (181,465)      0

Interest expense              0              0

NET LOSS                      (181,465)      0

Net loss attributable to      (181,465)      0
common shares


Net loss per common share
Basic and diluted             (9,073.33)     0

Weighted average common       200            200
shares outstanding



The accompanying accounting policies and notes form an integral part of these financial statements.

                             EU LABORATORIES LIMITED
                        STATEMENT OF STOCKHOLDERS' EQUITY



                       Common Stock      Additional Paid-in  Accumulated Deficit
                                         capital
                        Shares   Amount

Balance at February 28,      2      3.20         -
2002

Issuance of common stock   198    314.80         -

Net loss for year end
February 28, 2003                                            $(181,465)

Balance at February 28,    200       316                     $(181,465)
2003


The accompanying accounting policies and notes form an integral part of these financial statements.

EU LABORATORIES LIMITED - NOTES TO THE FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

EU Laboratories Limited was incorporated in England on 15th February 2001 and there was no commercial activity until fiscal year ending 28th February 2003. Consequently, the attached financial statements are from inception.

The financial information presented includes the Fiscal Year ended February 28, 2003.

1. Principles of Consolidation

The financial statements include only the accounts of the Company.

2. Revenue Recognition

The Company recognizes income when products are shipped, and the customer has accepted delivery.

3. Inventories

Inventories consist primarily of raw materials, work-in-progress, and finished goods and are carried at the lower of cost (first-in, first-out method) or market value. In the accounting period there was no inventory held.

4. Income Taxes

The Company accounts for income taxes using an asset and liability approach for financial accounting and reporting purposes. Deferred income tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. In the accounting period no income tax liability was incurred.

5. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management of the Company to make estimates and assumptions affecting the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as revenues and expenses during the reporting period. The amounts estimated could differ from actual results.

6. Net Loss Per Common Share

Net loss per common share, basic and dilutive, has been computed using common shares issued and outstanding. The company has no potential dilutive securities.

7. Recent Accounting Pronouncements

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 143 "Accounting for Asset Retirement Obligations" (Statement 143). Statement 143 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. We are required to adopt Statement 143, for the year beginning January 1, 2002. The adoption of Statement 143 is not expected to have a material effect on our consolidated financial position or results of operations.

The FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," in August 2001. SFAS No. 144, which addresses financial accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of, supercedes SFAS No. 121 and is effective for fiscal years beginning after December 15, 2001. While the Company is currently evaluating the impact the adoption of SFAS No. 144 will have on its financial position and results of operations, it does not expect such impact to be material.

NOTE B - INVENTORIES

Inventories consist of the following:



                              February 28     February 28
                                     2003           2002
                                        $              $

Raw materials                           -              -
Work in progress                        -              -
                              ------------    -----------
                                        -              -
                              ============    ===========



NOTE C - BASIS OF PRESENTATION AND REALIZATION OF ASSETS

The Company's viability as a going concern is dependent upon raising additional capital, and ultimately, having net income. The Company's limited operating history, including its losses, primarily reflects the operations of its early stage.

The Company requires additional capital principally to meet its costs for the implementation of its business plan. Should the Company's business plan fail to be successful then it is not anticipated that the Company will be able to meet its financial obligations through internal net revenue in the foreseeable future. Therefore, future sources of liquidity will be limited to the Company's ability to obtain additional debt or equity funding.

Based on our operating plan, we are seeking arrangements for long-term funding through additional capital raising activities. The Company is actively reviewing various avenues to raise finance and we are currently visiting with and meeting a number of potential investors.

NOTE F - LONG TERM DEBT

The Company has no long term debt.

NOTE G - PROVISION FOR INCOME TAXES

The Company does not have any taxable income and accordingly no tax expense has been recorded.



                                       2003           2002


Current tax expense                 $        -     $        -

  Deferred tax assets (liabilities)
    Tax loss carryforward           $        0     $        0
      Other                                  -              -
                                    -----------   ------------
                                             0              0

     Less valuation allowance                -              -
     Net deferred tax asset         $        -     $        -


NOTE H - COMMITMENT

The Company has no commitments relating to any rental agreements.

                                  ONCTHERA INC.
                           CONSOLIDATED BALANCE SHEET



                                  March 1 2003     March 1 2002

ASSETS                               $             $

Current assets - cash                      316               0
Accounts receivable                          0               0
Inventories                                  0               0
Prepaid expenses and other assets            0               0
                                    -----------    -----------
Total current assets                       316               0

Property and equipment - net                 0               0

Intangible assets                    1,681,465               -
                                    -----------    -----------
TOTAL ASSETS                         1,681,781               0
                                    ===========    ===========



LIABILITIES AND STOCKHOLDERS' DEFICIT



Current liabilities
Bank overdraft                               0               0
Short term debt                              0               0
Accounts payable                       187,024               0
Accrued liabilities                          0               0
Current maturities of obligations            0               0
under capital leases
                                    -----------    -----------
                                       187,024               0

OTHER LIABILITIES
Long term maturities of obligations
under capital leases                         0               0
Long term debt                               0               0
                                    -----------    -----------
                                             0               0



STOCKHOLDERS' EQUITY

Common stock, authorized 25,000,000
shares of $0.001 par value;
  Issued and outstanding 16,581,492     16,581               0
    shares
Additional paid-in capital           1,478,176               0
Accumulated deficit                          0               0
                                   -----------     -----------
Total stockholders' deficit/surplus  1,494,757               0
                                   -----------     -----------
Total liabilities and stockholders'  1,681,781               0
deficit                            ===========     ===========

ONCTHERA INC - NOTES TO THE CONSOLIDATED BALANCE SHEET

1. Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary EU Laboratories Limited.

2. Revenue Recognition

The Company recognizes income when products are shipped, and the customer has accepted delivery.

3. Inventories

Inventories consist primarily of raw materials, work-in-progress, and finished goods and are carried at the lower of cost (first-in, first-out method) or market value. In the accounting period there was no inventory held.

4. Income Taxes

The Company accounts for income taxes using an asset and liability approach for financial accounting and reporting purposes. Deferred income tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. In the accounting period no income tax liability was incurred.

5. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management of the Company to make estimates and assumptions affecting the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as revenues and expenses during the reporting period. The amounts estimated could differ from actual results.

6. Net Loss Per Common Share

Net loss per common share, basic and dilutive, has been computed using common shares issued and outstanding. The company has no potential dilutive securities.

7. Recent Accounting Pronouncements

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 143 "Accounting for Asset Retirement Obligations" (Statement 143). Statement 143 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. We are required to adopt Statement 143, for the year beginning January 1, 2002. The adoption of Statement 143 is not expected to have a material effect on our consolidated financial position or results of operations.

The FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," in August 2001. SFAS No. 144, which addresses financial accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of, supercedes SFAS No. 121 and is effective for fiscal years beginning after December 15, 2001. While the Company is currently evaluating the impact the adoption of SFAS No. 144 will have on its financial position and results of operations, it does not expect such impact to be material.

NOTE B - INVENTORIES

Inventories consist of the following:



                              February 28     February 28
                                     2003           2002
                                        $              $

Raw materials                           -              -
Work in progress                        -              -
                              ------------    -----------
                                        -              -
                              ============    ===========



NOTE C - BASIS OF PRESENTATION AND REALIZATION OF ASSETS

The Company's viability as a going concern is dependent upon raising additional capital, and ultimately, having net income. The Company's limited operating history, including its losses, primarily reflects the operations of its early stage.

The Company requires additional capital principally to meet its costs for the implementation of its business plan. Should the Company's business plan fail to be successful then it is not anticipated that the Company will be able to meet its financial obligations through internal net revenue in the foreseeable future. Therefore, future sources of liquidity will be limited to the Company's ability to obtain additional debt or equity funding.

Based on our operating plan, we are seeking arrangements for long-term funding through additional capital raising activities. The Company is actively reviewing various avenues to raise finance and we are currently visiting with and meeting a number of potential investors.

NOTE F - LONG TERM DEBT

The Company has no long term debt.

NOTE G - PROVISION FOR INCOME TAXES

The Company does not have any taxable income and accordingly no tax expense has been recorded.



                                       2003           2002


Current tax expense                 $        -     $        -

  Deferred tax assets (liabilities)
    Tax loss carryforward           $        0     $        0
      Other                                  -              -
                                    -----------   ------------
                                             0              0

     Less valuation allowance                -              -
     Net deferred tax asset         $        -     $        -


NOTE H - COMMITMENT

The Company has no commitments relating to any rental agreements.